January 23, 2009

AMERICAN TRUST ENERGY ALTERNATIVES FUND

A series of Advisors Series Trust

Supplement to the Prospectus
and Statement of Additional Information (“SAI”)
dated June 30, 2008

American Trust Investment Advisors, LLC, the investment advisor to the American Trust Energy Alternatives Fund (the “Fund”) has determined to discontinue managing the Fund, and the Board of Trustees of Advisors Series Trust has adopted a plan of liquidation.   Please note that the Fund will be liquidating its assets on February 26, 2009.  You are welcome, however, to redeem your shares before that date.

Effective immediately, in anticipation of the liquidation, the Fund is no longer accepting purchases into the Fund.  In addition, effective immediately, the Fund’s investment advisor will begin an orderly transition of the portfolio to cash and cash equivalents and the Fund will thereafter no longer be pursuing its investment objective.  Shareholders of the Fund may redeem their investments as described in the Fund’s Prospectus.  Accounts not redeemed by February 24, 2009, will automatically be redeemed and cash proceeds, less any required withholdings, will be sent to the address of record.

If you hold your shares in an IRA account, you have 60 days from the date you receive your proceeds to reinvest or “rollover” your proceeds into another IRA and maintain their tax-deferred status.  You must notify the Fund’s transfer agent at 1-877-385-NRGY (877-385-6749) prior to February 24, 2009, of your intent to rollover your IRA account to avoid withholding deductions from your proceeds.

If the Fund has not received your redemption request or other instruction by February 24, 2009, your shares will be redeemed on February 26, 2009, and you will receive your proceeds from the Fund, subject to any required withholding.  These proceeds will generally be subject to federal and possibly state and local income taxes if the redeemed shares are held in a taxable account, and the proceeds exceed your adjusted basis in the shares redeemed.

If the redeemed shares are held in a qualified retirement account such as an IRA, the redemption proceeds may not be subject to current income taxation. You should consult with your tax advisor on the consequences of this redemption to you.  Checks will be issued to all shareholders of record as of the close of business on February 26, 2009.

Please contact the Fund at 1-877-385-NRGY (877-385-6749) if you have any questions.

Please retain this Supplement with your Prospectus and SAI for reference.